                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)            June 16, 1997
                                                      ---------------------

                 The Money Store Home Equity Loan Trust 1997-I
                 ---------------------------------------------
            (Exact name of regristrant as specified in its charter)




New Jersey                  333-20817-10                     Applied For
----------                  ------------                     -----------

State or other       (Commission                         (IRS Employer
jurisdiction of      File Number)                          ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
----------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                     (908) 686-2000
                                                          --------------

                                      n/a
----------------------------------------------------------
(Former name or former address, if changed since last report)

     Item 5             Other Events
                        ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the June 16, 1997 Remittance Date.


     Item 7             Financial Statements and Exhibits
                        ---------------------------------


     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                      THE MONEY STORE INC.


                                                      By: /s/Harry Puglisi
                                                      --------------------------
                                                              Harry Puglisi
                                                               Treasurer




          Dated:    June 30, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-I
                                    ------



                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                    SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
     AGREEMENT DATED AS OF FEBRUARY 28,1997, THE MONEY STORE INC.
     REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I FOR THE JUNE 11, 1997 DETERMINATION DATE.

1.   AGGREGATE AMOUNT RECEIVED                         $3,782,972.41


     LESS: SERVICE FEE                                     33,474.39
           CONTINGENCY FEE                                 33,474.39
           OTHER SERVICER FEES (Late Charges / Escrow)      5,537.07
           UNREIMBURSED MONTHLY ADVANCES                        0.00
                                                       -------------

                                                           72,485.85

     PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                              0.00
           PRE-FUNDING ACCOUNT TRANSFER                   182,011.41
           CAPITALIZED INTEREST ACCOUNT TRANSFER           74,619.03
                                                       -------------
                                                          256,630.44

                                                       -------------
     AVAILABLE REMITTANCE AMOUNT (1-2)                  3,967,117.00
                                                       =============


2.   (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE              45,610,922.99

     (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE              53,700,000.00

     (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED       19,487,000.00
          IN PRIOR SERVICER'S CERTIFICATE

     (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE              25,375,000.00

     (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE              12,250,000.00

      (F) CLASS B-1 PRINCIPAL BALANCE AS REPORTED
           IN PRIOR SERVICER'S CERTIFICATE              9,625,000.00

      (G) CLASS B-2 PRINCIPAL BALANCE AS REPORTED
           IN PRIOR SERVICER'S CERTIFICATE              6,563,000.00

3.   PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                                            2,045,006.75
     CLASS A-2                                                                                    0.00
     CLASS A-3                                                                                    0.00
     CLASS M-1                                                                                    0.00
     CLASS M-2                                                                                    0.00
     CLASS B-1                                                                                    0.00
     CLASS B-2                                                                                    0.00
  TOTAL PRINCIPAL DISTRIBUTION AMOUNT                                                     2,045,006.75

4.   (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                   0.00

     (B) PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                                                  0.00

     (C) TOTAL SHORTFALL CARRYFORWARD AMOUNT                                                      0.00

5.   AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                               8,285,127.00

6.   PRINCIPAL PREPAYMENT RECEIVED DURING
     THE DUE PERIOD                                                                       1,344,290.88
     AMOUNT                                                                                        106
     # OF LOANS

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD                                                                         233,785.31

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD                                                                         466,930.56

9.   AMOUNT OF INTEREST RECEIVED                                                          1,720,439.97

10.  (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                                       109.49

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING THE
     DUE PERIOD                                                                                   0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
          (A)  CURRENT INTEREST REQUIREMENT                        250,099.89
          (B)  PRINCIPAL DISTRIBUTION AMOUNT                     2,045,006.75
          (C)  CARRY FORWARD AMOUNT                                      0.00
          (D)  MONTHLY ADVANCE                                           0.00

          TOTAL CLASS A-1 REMITTANCE AMOUNT                                               2,295,106.64

     CLASS A-2 REMITTANCE AMOUNT:
          (A) CURRENT INTEREST REQUIREMENT                         304,747.50
          (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
          (C) CARRY FORWARD AMOUNT                                       0.00
          (D) MONTHLY ADVANCE                                            0.00

          TOTAL CLASS A-2 REMITTANCE AMOUNT                                                 304,747.50

CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT             114,080.15
     (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
     (C) CARRY FORWARD AMOUNT                           0.00
     (D) MONTHLY ADVANCE                                0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                114,080.15

CLASS A REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT             668,927.54
     (B) PRINCIPAL DISTRIBUTION AMOUNT          2,045,006,75
     (C) CARRY FORWARD AMOUNT                           0.00
     (D) MONTHLY ADVANCE                                0.00

     TOTAL CLASS A REMITTANCE AMOUNT                                2,713,934.29

CLASS M-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT             156,690.63
     (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
     (C) CARRY FORWARD AMOUNT                           0.00
     (D) MONTHLY ADVANCE                                0.00

     TOTAL CLASS M-1 REMITTANCE AMOUNT                                156,690.63

CLASS M-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT              82,381,25
     (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
     (C) CARRY FORWARD AMOUNT                           0.00
     (D) MONTHLY ADVANCE                                0.00

     TOTAL CLASS M-2 REMITTANCE AMOUNT                                 82,381.25

CLASS M REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT             239,071.88
     (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
     (C) CARRY FORWARD AMOUNT                           0.00
     (D) MONTHLY ADVANCE                                0.00

     TOTAL CLASS M REMITTANCE AMOUNT                                  239,071.88

CLASS B-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT              60,236.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
     (C) CARRY FORWARD AMOUNT                           0.00
     (D) MONTHLY ADVANCE                                0.00

     TOTAL CLASS B-1 REMITTANCE AMOUNT                                 60,236.46

CLASS B-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT              44,272.90
     (B) PRINCIPAL DISTRIBUTION AMOUNT                  0.00
     (C) CARRY FORWARD AMOUNT                           0.00
     (D) MONTHLY ADVANCE                                0.00

     TOTAL CLASS B-2 REMITTANCE AMOUNT                                 44,272.90

CLASS B REMITTANCE AMOUNT
     (A) CURRENT INTEREST REQUIREMENT                    104,509.36
     (B) PRINCIPAL DISTRIBUTION AMOUNT                         0.00
     (C) CARRY FORWARD AMOUNT                                  0.00
     (D) MONTHLY ADVANCE                                       0.00

     TOTAL CLASS B REMITTANCE AMOUNT                                         104,509.36

AGGREGATE REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  1,012,508.78
     (B) PRINCIPAL DISTRIBUTION AMOUNT                 2,045,006.75
     (C) CARRY FORWARD AMOUNT                                  0.00
     (D) MONTHLY ADVANCE                                       0.00

     TOTAL REMITTANCE AMOUNT                                               3,057,515.53

14.  (A) REIMBURSABLE AMOUNT (1-22)                                                0.00
     (B) CLASS X REMITTANCE AMOUNT PAYABLE
         PURSUANT TO SECTION 6.08(D) (III) & (IV)                            902,409.36

15.  (A) CLASS A-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                               43,565,916.24

     (B) CLASS A-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                               53,700,000.00

     (C) CLASS A-3 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                               19,487,000.00

     (D) CLASS M-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                               25,375,000.00

     (E) CLASS M-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                               12,250,000.00

     (F) CLASS B-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                9,625,000.00

     (G) CLASS A-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                6,563,000.00

     (H) TOTAL POOL PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                              170,565,916.24

16   CLASS B PRINCIPAL DISTRIBUTION TEST                                                 TEST SATISFIED

     (1)  TEST SHALL BE SATISFIED IF (I) DOES NOT EXCEED 50% OF (II)
          (I)  SIXTY-DAY DEL                                        0.00%
          (II) CLASS A SUBO                                        31.55%
               PERCENTAGE                                                             0.00%   YES

AND EITHER (2) OR (3)

(2)    BOTH (X) AND (Y)
(X)  THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
     DOES NOT EXCEED 9%                  AND                                          0.00%
(Y)  THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $19,425,000                         0.00%    YES

(3)    BOTH (X) AND (Y)
(X)  THE WEIGHTED AVERAGE FIVE MONTH SIXTY-DAY DELINQUENCY RATIO
     DOES NOT EXCEED 15%                 AND                                          0.00%
(Y)  THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $6,475,000                          0.00%   YES

       IF (1) AND EITHER (2) OR (3) = "YES", THEN THE TEST IS SATISFIED

17.  CUMULATIVE REALIZED LOSSES

18.  (A) THE WEIGHTED AVERAGE MATURITY                                             212,969

     (B) THE WEIGHTED AVERAGE INTEREST RATE                                         12.867%

19.  (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                33,474,39

     (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                              33,474,39

     (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                  7,192,12

     (D) FHA PREMIUM ACCOUNT                                                     12,038.15

20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
     SERVICES PURSUANT TO:

          (A) SECTION 5.04(B)                                                         0.00
          (B) SECTION 5.04(C)                                                         0.00
          (C) SECTION 5.04(D)(II)                                                     0.00
          (D) SECTION 5.04(E)                                                         0.00
          (E) SECTION 5.04(F)(I)                                                 66,948.78

21.  CLASS A-1 POOL FA
     CURRENT CLASS A-1                                  43,565,916.24           0.90762326
     ORIGINAL CLASS A-1                                 48,000,000.00

     CLASS A-2 POOL FACTOR (1-5):
     CURRENT CLASS A-2                                  53,700,000.00           1.00000000
     ORIGINAL CLASS A-2                                 53,700,000.00

     CLASS A-3 POOL FACTOR (1-5):
     CURRENT CLASS A-3                                  19,487,000.00           1.00000000
     ORIGINAL CLASS A-3                                 19,487,000.00

     CLASS M-1 POOL FACTOR (1-5)
     CURRENT CLASS M-1 PRINCIPAL BALANCE                        25,375,000.00         1.00000000
     ORIGINAL CLASS M-1 PRINCIPAL BALANCE                       25,375,000.00

     CLASS M-2 POOL FACTOR (1-5)
     CURRENT CLASS M-2 PRINCIPAL BALANCE                        12,250,000.00         1.00000000
     ORIGINAL CLASS M-2 PRINCIPAL BALANCE                       12,250,000.00

     CLASS B-1 POOL FACTOR (1-5)
     CURRENT CLASS B-1 PRINCIPAL BALANCE                         9,625,000.00         1.00000000
     ORIGINAL CLASS B-2 PRINCIPAL BALANCE                        9,625,000.00

     CLASS A-B2 POOL FACTOR (1-5)
     CURRENT CLASS B-2 PRINCIPAL BALANCE                         6,563,000.00         1.00000000
     ORIGINAL CLASS B-2 PRINCIPAL BALANCE                        6,663,000.00

     POOL FACTOR
     CURRENT POOL PRINCIPAL BALANCE                            170,565,916.24         0.97466238
     ORIGINAL POOL PRINCIPAL BALANCE                           170,565,916.24

22   (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                          12.867%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                            14.417%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
         CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
         CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                  7.095%

                                                        ---------------------------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR        03/31/97                04/30/97           05/31/97
                                                        ---------------------------------------------------------
                                                            12.878%                 12.880%            12.867%

23   AMOUNT OF GUARANTY PAYMENTS OR ALTENTA CREDIT ENHANCEMENT
     PAYMENTS RECEIVED DURING THE DUE PERIOD                                                0.00

24   THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
     FOR THE DUE PERIOD                                                                     0.00

25   (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
         FOR THE DUE PERIOD                                                            12,038.15

     (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
         CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                    0.00

26   AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS                                            0.00
     RECEIVED DURING THE MONTH

27   THE RESERVE AMOUNT FOR THE DUE PERIOD                                         17,500,000.00

28   CLAIMS FILED DURING THE DUE PERIOD                                                     0.00

29   CLAIMS PAID DURING THE PERIOD                                                          0.00

30   CLAIMS DENIED BY FHA DURING THE PERIOD                                                 0.00

31   CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                    0.00

32   OTHER INFORMATION

                                                   EXHIBIT O
                    REMIC DELINQUENCIES AS OF MAY 31, 1997

 REMIC           OUTSTANDING           $
 SERIES          DOLLARS               ACCOUNTS           RANGES           AMOUNT            NO            PCT
 1997-1            $170,555,898.62          9,845         1 TO 29 DAYS     22,415,687.53     1,368         13.14%
                                                         30 TO 59 DAYS      5,482,071.86       346          3.21%
                                                         60 TO 89 DAYS      1.891,407.87       112          1.11%
                                                         90 AND OVER        1,229,211.12        65          0.72%

                                                         FORECLOSURE           71.803.30         3          0.04%
                                                         REO PROPERTY               0.00         0          0.00%

                                                         TOTALS           $31.090.181.68     1.894         18.23%
                                                                       ==========================================

1997-1

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE     CLASS A-1  CLASS A-2                CLASS A-3      CLASS M-1
----------- --------------------------------  -------------- ---------------
(ii)             950.23    1,000.00                   767.96        1,302.15

(vi)              28.01        0.00                     0.00            0.00

(vii)              4.87        0.00                     0.00            0.00

(viii)             9.73        0.00                     0.00            0.00


(xiii) (a)         5.21        5.68                     4.50            8.04
       (b)        42.60        0.00                     0.00            0.00
       (c)         0.00        0.00                     0.00            0.00
       (d)         0.00        0.00                     0.00            0.00


(xv)             907.62    1,000.00                   767.96        1,302.15


(xxxv)             0.00        0.00                     0.00            0.00


SUBCLAUSE                CLASS M-2              CLASS B-1        CLASS B-2
--------------          -----------            -------------   -------------
(ii)                       1,000.00                 1,000.00        1,000.00

(vi)                           0.00                     0.00            0.00

(vii)                          0.00                     0.00            0.00

(viii)                         0.00                     0.00            0.00


(xiii) (a)                     6.73                     6.26            6.75
       (b)                     0.00                     0.00            0.00
       (c)                     0.00                     0.00            0.00
       (d)                     0.00                     0.00            0.00


(xv)                       1,000.00                 1,000.00        1,000.00


(xxxv)                         0.00                     0.00            0.00